UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

NewHold Investment Corp III

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42541	32-0781832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 40th St., Suite 802 New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)s

Registrant’s telephone number, including area code: (646) 655-8504

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 1 2(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NHICU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NHIC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NHICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2026, NewHold Investment Corp III, a Cayman Islands exempted company with limited liability (“NewHold”), held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). On August 7, 2026, the record date for the Extraordinary General Meeting, there were 27,612,763 ordinary shares of NewHold entitled to vote at the Extraordinary General Meeting, of which 21,272,849 ordinary shares of NewHold, or 77.04%, were represented in person or by proxy.

1.	The Business Combination Proposal

Shareholders approved, by way of an ordinary resolution, a proposal to approve and the entry into, execution and adoption of the business combination agreement dated as of May 26, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among NewHold, newcleo plc, a public limited company incorporated under the laws of England and Wales (f/k/a NewCleo Ltd., a private limited company incorporated under the laws of England and Wales) (the “Company” or “newcleo”), newcleo1 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 2” ), and approve the transactions contemplated thereby, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (a) Merger Sub 1 shall be merged with and into NewHold, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company and a wholly owned subsidiary of the Company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and (b) First Merger Surviving Company shall be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company and a wholly owned subsidiary of the Company. We refer to this proposal as the “Business Combination Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
19,986,437	1,286,410	2

2.	The Merger Proposal

Shareholders approved, by way of a special resolution, a proposal to approve the plan of merger with respect to the First Merger, pursuant to which NewHold will merge with and into Merger Sub 1, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company. We refer to this proposal as the “Merger Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN
19,986,439	1,286,410	0

Each of the proposals described above was approved by NewHold’s shareholders.

Item 8.01 Other Events

On September 17, 2026, NewHold issued a press release announcing the approval of the Business Combination, the transactions and matters contemplated within the Business Combination Agreement, and other related proposals by the shareholders of NewHold at the Extraordinary General Meeting.

A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 8.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

No Offer or Solicitation

This Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization, with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of NewHold or newcleo, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1934, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed business combination between NewHold and newcleo (the “Business Combination”), the private placements of securities in connection with the Business Combination (the “Private Placement Transactions”), and the other transactions contemplated by the Business Combination Agreement (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”) and the parties thereto. All statements contained in this Form 8-K other than statements of historical fact, including, without limitation, statements regarding the Business Combination between NewHold and newcleo; the anticipated benefits and timing of the transaction; expected trading of the combined company’s securities on Nasdaq; the completion of investments from certain institutional investors; the expected amount of gross proceeds from any investments or other financing arrangements; the anticipated use of proceeds from such investments or financing arrangements; newcleo’s development and commercialization of its lead-cooled fast reactor technology, mixed-oxide fuel capabilities and related products and services; the expected timing, cost, performance and benefits of newcleo’s demonstration projects, fuel facilities, reactor deployments and licensing activities; newcleo’s ability to execute its business strategy, develop its technology, obtain required regulatory approvals, permits and licenses, enter into commercial arrangements, achieve its market opportunity and positioning and support the growth of advanced nuclear energy; newcleo’s expectations regarding strategic partnerships, customer demand, project pipeline, revenue streams, capital expenditures and financing needs; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “develop,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of NewHold and newcleo and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could delay or prevent the consummation of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against NewHold, newcleo, the combined company, or others following the announcement of the Proposed Transactions; (3) the inability to complete the Business Combination due to failure to satisfy closing conditions; (4) the inability to complete any Private Placement Transactions or other financing arrangements on the expected terms, or at all; (5) changes to the structure, timing or terms of the Proposed Transactions; (6) the ability of the combined company to meet applicable listing standards or to maintain the listing of its securities following the closing of the Business Combination; (7) the risk that the announcement and consummation of the transaction disrupts current plans, operations, relationships with customers, suppliers, regulators, partners and employees, or newcleo’s ability to retain key personnel; (8) the ability to recognize the anticipated benefits of the Business Combination, including the ability to fund and execute newcleo’s technology development, licensing, manufacturing, fuel supply and commercialization plans; (9) risks related to newcleo’s early stage of development, limited operating history and expected need for substantial additional capital to develop, license, construct and commercialize its technologies and facilities; (10) risks related to the development, demonstration, licensing and deployment of advanced nuclear technologies, including newcleo’s lead-cooled fast reactor technology and mixed-oxide fuel strategy; (11) risks related to technical performance, engineering, manufacturing, construction, supply chain, fuel availability, cost estimates, project delays, cost overruns, corrosion, materials performance, safety, reliability and other development or operational challenges; (12) risks related to obtaining, maintaining or complying with required regulatory approvals, permits, authorizations, licenses and export control approvals in the United States, the United Kingdom, France, Italy, the European Union and other jurisdictions in which newcleo may operate; (13) changes in market, regulatory, political and economic conditions affecting the nuclear energy industry, advanced reactor development, energy markets, capital markets and infrastructure financing; (14) the costs related to the Proposed Transactions and those arising as a result of becoming a public company; (15) the level of redemptions of NewHold’s public shareholders, which may reduce the amount of cash available to the combined company and may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing or trading of securities of NewHold or newcleo; (16) risks related to increased competition in the industries in which newcleo will operate; (17) risks related to changes in U.S. or foreign laws and regulations applicable to nuclear energy, export controls, sanctions, trade restrictions, foreign investment, environmental protection, health and safety, securities and public company reporting; (18) the possibility that the combined company may be adversely affected by competitive factors, investor sentiment, litigation, cybersecurity incidents, geopolitical developments or other macroeconomic conditions; (19) the risk of being considered to be a “shell company” by any stock exchange on which newcleo securities will be listed or by the SEC, which may impact the ability to list newcleo’s securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; (20) the risk that the Forward Purchase Agreement may not be consummated on the anticipated terms or at all; (21) the occurrence of any event, change or other circumstance that could give rise to the termination of the Forward Purchase Agreement; and (22) other risks detailed from time to time in NewHold’s filings with the SEC, including the Registration Statement on Form F-4 filed by newcleo (the “Registration Statement”) with the SEC, which includes a proxy statement of NewHold and a prospectus of newcleo (the “Proxy Statement/Prospectus”) and related documents filed or to be filed in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of NewHold dated February 27, 2025 and filed by NewHold with the SEC on February 28, 2025, NewHold’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 1, 2026, the Registration Statement and Proxy Statement/Prospectus filed by newcleo and NewHold on August 10, 2026, and other documents filed by NewHold and newcleo from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, each of which is made only as of the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewHold Investment Corp III

By:	/s/ Kevin Charlton
Name:	Kevin Charlton
Title:	Chief Executive Officer

Dated: September 17, 2026

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